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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21331

Evergreen Managed Income Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 1 of its series, Evergreen Managed Income Fund, for the year ended October 31, 2003. This 1 series has a 10/31 fiscal year end.

Date of reporting period: October 31, 2003

Item 1 - Reports to Stockholders.

Evergreen Managed Income Fund

Evergreen Managed Income Fund: Annual Report as of October 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENT OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
27	INDEPENDENT AUDITORS' REPORT
28	AUTOMATIC DIVIDEND REINVESTMENT PLAN
32	TRUSTEES AND OFFICERS

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

LETTER TO SHAREHOLDERS

December 2003

Dennis H. Ferro President and Chief Executive Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Managed Income Fund for the four-month period ended October 31, 2003. You can expect a full 12-month report at the close of the fund's next fiscal year end on October 31, 2004.

Market analysis

After strong market rallies during the first half of the calendar year, the ensuing four-month period provided investors with a challenging environment, as interest rates bounced dramatically in the early summer months. Sound fundamentals ultimately prevailed during the period ended October 2003, as improved economic growth, better than expected corporate profits and a continuing accommodative monetary policy supported the fixed income market.

The primary reason for the early volatility in market interest rates was the Federal Reserve's perceived stance on monetary policy. After previously suggesting that deflation was its primary concern, market interest rates were driven lower in anticipation of further Fed easings. Yet when the Fed reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These worries were compounded by optimistic GDP forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury rose from a low of 3.1% in June to 4.6% in late July. The "deflation trade" in bonds had changed from a significant overbought condition to an oversold one in a matter of six weeks.

LETTER TO SHAREHOLDERS continued

The swings in bond prices were accentuated by heavy selling in mortgage portfolios, which would no longer need the "hedge" against prepayment risk provided by Treasuries in a falling rate environment. Additionally, concerns that the rising federal budget deficit would push yields higher caused further selling, as did the Fed's comment that they would not pursue "alternative" methods in enacting monetary policy. Since many investors had hoped for rampant Fed purchases of Treasury bonds, this too resulted in disappointment.

The bond market began to stabilize in August with the likelihood that monetary policy makers would keep rates low for the foreseeable future. While the majority of economic data improved in recent months, the wildcard for investors continued to be sustainable employment growth. The massive investment in technology over the past decade has resulted in efficiencies never before experienced by U.S. businesses. Productivity growth remains high and most companies continue to expand without increasing their workforce.

Diversification within the fixed income markets was obviously necessary to weather last summer's storms in the bond market. Those investors in the Managed Income Fund were able to benefit from its emphasis on allocation during the period. Indeed, many corporate and high yield spreads contracted as investors sought companies with strong balance sheets and improved credit quality. Many investors concluded that as the economy expanded, the operating environment for many issuers would also improve with profits. Also, the mortgage component of the fund was flexible enough to shift its risk emphasis from contraction to extension, using more floating rate securities in order to respond in a higher rate environment. Finally, the international fixed income component provided the opportunity to benefit from improved corporate results overseas as well as the strength in foreign currencies.

LETTER TO SHAREHOLDERS continued

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout the period)

Year Ended
October 31, 2003[1]

Net asset value, beginning of period	$19.10[2]

Income from investment operations
Net investment income	0.36
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.46
Total from investment operations	0.82

Distributions to common shareholders from net investment income	(0.39)

Offering costs charged to capital for:
Common shares	(0.04)
Preferred shares	(0.11)
Total offering costs	(0.15)

Net asset value, end of period	$19.38

Market value, end of period	$18.15

Total return[3]
Based on market value	(7.35%)
Based on net asset value	3.86%

Ratios and supplemental data
Net assets of common shareholders, end of period (in thousands)	$814,948
Liquidation value of preferred shares, end of period (in thousands)	$400,098
Asset coverage ratio, end of period	30%[4]
Ratios to average net assets applicable to common shareholders
Expenses[4]	0.95%[5]
Net investment income	5.43%[5]
Portfolio turnover rate	8%

1	For the period from June 25, 2003 (commencement of operations), to October 31, 2003.
2	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
3	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund's Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.
4	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.
5	Annualized

SCHEDULE OF INVESTMENTS

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS 5.9%
FHLMC:
Ser. 196, Class A, 1.925%, 12/15/2021	AAA	$ 309,403	$ 308,228
Ser. 2390, Class FD, 5.50%, 07/15/2015	AAA	636,659	639,306
Ser. 2411, Class F, 1.67%, 02/15/2032	AAA	412,967	413,749
Ser. T-42, Class A5, 7.50%, 02/25/2042	AAA	1,346,804	1,479,801
FNMA:
Ser. 2000-45, Class F, 1.57%, 12/25/2030	AAA	3,905,404	3,919,195
Ser. 2001-37, Class F, 1.62%, 08/25/2031	AAA	1,629,489	1,639,100
Ser. 2001-62, Class FC, 1.77%, 11/25/2031	AAA	2,041,895	2,062,215
Ser. 2001-T10, Class A2, 7.50%, 12/25/2031	AAA	1,582,807	1,734,163
Ser. 2002-95, Class FK, 1.62%, 01/25/2033	AAA	14,687,671	14,864,024
Ser. 2003-W6, Class F, 1.47%, 09/25/2042 (h)	AAA	15,920,030	16,014,555
Ser. 2003-W8, Class 3F2, 1.47%, 05/25/2042	AAA	2,871,073	2,880,556
Ser. G92-53, Class FA, 1.875%, 09/25/2022	AAA	2,524,746	2,560,902
Total Collateralized Mortgage Obligations			48,515,794
CORPORATE BONDS 74.3%
CONSUMER DISCRETIONARY 24.8%
Auto Components 3.7%
Arvinmeritor, Inc., 8.75%, 03/01/2012 (p)	BB+	6,000,000	6,330,000
Dana Corp., 9.00%, 08/15/2011	BB	6,000,000	6,735,000
HLI Operating Co., Inc., 10.50%, 06/15/2010 144A	B+	4,000,000	4,380,000
R.J. Tower Corp., 12.00%, 06/01/2013 144A	B	6,000,000	5,550,000
Tenneco Automotive, Inc., 11.625%, 10/15/2009	CCC+	6,000,000	6,255,000
TRW Automotive, 10.125%, 02/15/2013	B+	750,000	977,024
30,227,024
Hotels, Restaurants & Leisure 6.9%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	B	6,000,000	6,945,000
Argosy Gaming Co., 10.75%, 06/01/2009	B+	6,000,000	6,600,000
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	6,000,000	6,420,000
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	6,000,000	6,570,000
Mohegan Tribal Gaming Authority, 8.00%, 04/01/2012	BB-	6,000,000	6,555,000
Morton's Restaurant Group, Inc., 7.50%, 07/01/2010 144A	B	6,000,000	5,490,000
Station Casinos, Inc., 9.875%, 07/01/2010	B+	6,000,000	6,697,500
Venetian Casino Resort LLC, 11.00%, 06/15/2010	B-	6,000,000	6,952,500
WCI Communities, Inc., 10.625%, 02/15/2011	B	4,000,000	4,480,000
56,710,000
Household Durables 2.3%
Meritage Corp., 9.75%, 06/01/2011	B+	6,000,000	6,690,000
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	B-	6,000,000	6,225,000
Technical Olympic USA, Inc., 10.375%, 07/01/2012	B-	5,000,000	5,500,000
18,415,000
Media 6.9%
AMC Entertainment, Inc., 9.875%, 02/01/2012	CCC+	6,000,000	6,615,000
Charter Communications Holdings LLC, 8.625%, 04/01/2009	CCC-	6,000,000	4,845,000
Dex Media East LLC, 9.875%, 11/15/2009	B	4,000,000	4,550,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Dex Media West LLC, 9.875%, 08/15/2013 144A	B	$ 2,025,000	$ 2,313,563
EchoStar DBS Corp., 6.375%, 10/01/2011 144A	BB-	6,000,000	6,000,000
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009 (p)	B-	6,000,000	6,307,500
Insight Communications, Inc., Sr. Disc. Note, Step Bond, 0.00%, 02/15/2011 †	B-	6,000,000	4,230,000
Mediacom LLC, 9.50%, 01/15/2013 (p)	B+	6,000,000	5,730,000
PaNamSat Corp., 8.50%, 02/01/2012	B-	1,400,000	1,515,500
Paxson Communications Corp., 10.75%, 07/15/2008	CCC+	6,000,000	6,495,000
RCN Corp., 10.125%, 01/15/2010	CCC	6,000,000	2,572,500
XM Satellite Radio Inc., Sr. Disc. Note, Step Bond, 0.00%, 12/31/2009 †	CCC+	6,000,000	5,175,000
56,349,063
Specialty Retail 5.0%
Cole National Group, Inc., 8.875%, 05/15/2012	B	3,065,000	3,271,888
Group 1 Automotive, Inc., 8.25%, 08/15/2013 144A (p)	B+	3,000,000	3,270,000
Hollywood Entertainment Corp., 9.625%, 03/15/2011	B-	6,000,000	6,525,000
Michaels Stores, Inc., 9.25%, 07/01/2009	BB+	6,000,000	6,645,000
Mothers Work, Inc., 11.25%, 08/01/2010	B+	5,765,000	6,413,562
Payless ShoeSource, Inc., 8.25%, 08/01/2013 144A	B+	1,515,000	1,484,700
Tempur-Pedic, Inc., 10.25%, 08/15/2010 144A	B-	6,000,000	6,690,000
Warnaco, Inc., 8.875%, 06/15/2013 144A	B	6,000,000	6,450,000
40,750,150
CONSUMER STAPLES 3.8%
Food & Staples Retailing 1.2%
Kellogg Co., 6.625%, 01/29/2004	BBB	1,458,000	1,475,350
McDonald's Corp., 5.625%, 10/07/2009	AA	1,000,000	1,244,588
Rite Aid Corp.:
8.125%, 05/01/2010	B+	4,000,000	4,300,000
12.50%, 09/15/2006	B+	2,000,000	2,340,000
9,359,938
Food Products 1.4%
Chiquita Brands International, Inc., 10.56%, 03/15/2009	B-	4,000,000	4,390,000
Merisant, 9.50%, 07/15/2013 144A	B	6,500,000	7,052,500
11,442,500
Personal Products 0.7%
Playtex Products, Inc., 9.375%, 06/01/2011 (p)	B-	6,000,000	5,955,000
Tobacco 0.5%
Commonwealth Brands, Inc., 10.625%, 09/01/2008 144A	B-	4,000,000	4,380,000
ENERGY 8.1%
Energy Equipment & Services 3.5%
Dresser, Inc., 9.375%, 04/15/2011	B	6,000,000	6,195,000
Grant Prideco, Inc., 9.625%, 12/01/2007	BB-	6,000,000	6,630,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Energy Equipment & Services continued
Lone Star Technologies, Inc., 9.00%, 06/01/2011	B-	$ 6,000,000	$ 5,865,000
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	B-	3,000,000	3,150,000
SESI LLC, 8.875%, 05/15/2011	BB-	6,000,000	6,480,000
28,320,000
Oil & Gas 4.6%
El Paso Energy Corp., 6.75%, 05/15/2009 (p)	B	6,000,000	5,130,000
El Paso Energy Partners LP, 8.50%, 06/01/2011	BB-	4,000,000	4,380,000
El Paso Production Holding Co., 7.75%, 06/01/2013 144A	B+	6,000,000	5,790,000
GulfTerra Energy Partners LP, 6.25%, 06/01/2010 144A	BB	4,515,000	4,560,150
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	BB+	4,000,000	4,260,000
Pemex Project Funding Master Trust, 6.625%, 04/04/2010	BBB-	2,500,000	3,015,393
Petroleum Helicopters, Inc., 9.375%, 05/01/2009	BB-	4,000,000	4,320,000
Tesoro Petroleum Corp., 9.625%, 04/01/2012	B	6,000,000	6,225,000
37,680,543
FINANCIALS 5.7%
Capital Markets 0.5%
Lehman Brothers Holdings, 6.375%, 05/10/2011	A	3,000,000	3,871,523
Merrill Lynch & Co., 5.75%, 12/01/2003	A+	370,000	371,221
4,242,744
Commercial Banks 1.0%
HSBC Holdings plc, 5.375%, 12/20/2012	A	4,000,000	4,859,693
International Bank Reconstruction & Development, 4.75%, 11/05/2003	AAA	2,130,000	2,130,000
International Finance Corp., 5.00%, 11/25/2003	AAA	687,000	688,649
KFW International Finance, 5.00%, 11/25/2003	AAA	772,000	773,698
8,452,040
Consumer Finance 0.8%
General Electric Capital Corp.:
4.375%, 01/20/2010	AAA	4,000,000	4,694,591
5.00%, 11/17/2003	AAA	1,775,000	1,777,485
6,472,076
Diversified Financial Services 0.3%
Huntsman Advanced Materials LLC, 11.00%, 07/15/2010 144A (p)	B	2,000,000	2,152,500
Insurance 0.5%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013 144A	BB	4,000,000	4,320,000
Real Estate 1.8%
Host Marriott Corp., 7.125%, 11/01/2013 144A #	B+	3,525,000	3,538,219
La Quinta Corp., 8.875%, 03/15/2011 REIT 144A	BB-	4,000,000	4,435,000
MeriStar Hospitality Corp., 9.00%, 01/15/2008	CCC+	6,000,000	6,330,000
14,303,219
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Thrifts & Mortgage Finance 0.8%
Thornburg Mortgage, Inc., 8.00%, 05/15/2013	BB-	$ 6,000,000	$ 6,330,000
HEALTH CARE 5.9%
Health Care Equipment & Supplies 0.5%
Kinetic Concepts, Inc., 7.375%, 05/15/2013 144A	B	1,000,000	1,030,000
Universal Hospital Services, Inc., 10.125%, 11/01/2011 144A	B-	2,500,000	2,625,000
3,655,000
Health Care Providers & Services 4.7%
AmeriPath, Inc., 10.50%, 04/01/2013	B-	6,000,000	6,360,000
Extendicare Health Services, Inc., 9.35%, 12/15/2007	B-	6,000,000	6,240,000
Genesis Healthcare Corp., 8.00%, 10/15/2013 144A	B-	2,500,000	2,565,625
IASIS Healthcare Corp., 8.50%, 10/15/2009	B-	6,000,000	6,300,000
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	BB-	6,000,000	6,930,000
Select Medical Corp., 9.50%, 06/15/2009	B	3,000,000	3,300,000
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B	6,000,000	6,648,000
38,343,625
Pharmaceuticals 0.7%
Alpharma, Inc., 8.625%, 05/01/2011 144A	B+	6,000,000	6,015,000
INDUSTRIALS 7.3%
Commercial Services & Supplies 4.2%
Allied Waste, Inc., 10.00%, 08/01/2009	B+	6,000,000	6,555,000
IMCO Recycling, Inc., 10.375%, 10/15/2010 144A	B-	3,000,000	2,985,000
JohnsonDiversey Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%, 05/15/2013 † 144A	B	6,000,000	4,500,000
NationsRent, Inc., 9.50%, 10/15/2010 144A	BB-	6,000,000	6,240,000
Norcross Safety Products LLC, 9.875%, 08/15/2011 144A	B-	6,000,000	6,510,000
Wackenhut Corrections Corp., 8.25%, 07/15/2013 144A	B	6,000,000	6,390,000
Williams Scotsman, Inc., 9.875%, 06/01/2007 (p)	B	920,000	938,400
34,118,400
Machinery 3.1%
AGCO Corp., 8.50%, 03/15/2006	BB-	4,000,000	4,020,000
CNH Global N.V., 9.25%, 08/01/2011 144A	BB-	6,000,000	6,690,000
Cummins, Inc., 9.50%, 12/01/2010 144A	BB+	6,000,000	6,930,000
Harsco Corp., 7.25%, 10/27/2010	A-	1,000,000	1,829,252
Wolverine Tube, Inc., 10.50%, 04/01/2009	BB-	6,000,000	5,790,000
25,259,252
INFORMATION TECHNOLOGY 0.3%
Office Electronics 0.3%
Xerox Corp., 9.75%, 01/15/2009	B+	1,800,000	2,309,330
MATERIALS 8.4%
Chemicals 3.8%
Huntsman International LLC, 11.625%, 10/15/2010 144A	B	6,000,000	5,790,000
IMC Global, Inc., 10.875%, 08/01/2013 144A	B+	6,000,000	6,225,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
Lyondell Chemical Co., Ser. B, 9.875%, 05/01/2007	BB-	$ 6,000,000	$ 6,120,000
Millennium America, Inc.:
9.25%, 06/15/2008 (p)	BB-	4,000,000	4,250,000
9.25%, 06/15/2008 144A	BB-	2,000,000	2,125,000
OM Group, Inc., 9.25%, 12/15/2011	B-	6,000,000	6,090,000
30,600,000
Containers & Packaging 2.4%
Four M Corp., Ser. B, 12.00%, 06/01/2006	CCC+	6,000,000	6,060,000
Graphic Packaging International, Inc., 9.50%, 08/15/2013 144A	B-	6,000,000	6,705,000
Owens-Brockway Glass Container, Inc., 8.75%, 11/15/2012	BB	6,000,000	6,600,000
19,365,000
Metals & Mining 0.8%
U.S. Steel Corp., 10.75%, 08/01/2008	BB-	6,000,000	6,615,000
Paper & Forest Products 1.4%
Buckeye Technologies, Inc., 8.50%, 10/01/2013 144A	B+	5,000,000	5,250,000
Georgia Pacific Corp., 8.125%, 05/15/2011	BB+	6,000,000	6,555,000
11,805,000
TELECOMMUNICATION SERVICES 9.3%
Diversified Telecommunication Services 2.9%
Dobson Communications Corp., 8.875%, 10/01/2013 144A	CCC+	6,000,000	6,120,000
Level 3 Communications, Inc., 9.125%, 05/01/2008	CC	6,000,000	5,475,000
MCI Communications Corp., 8.25%, 01/20/2023	C	4,000,000	3,330,000
Qwest Communications International, Inc., Ser. B, 7.50%, 11/01/2008	CCC+	4,000,000	3,900,000
Qwest Services Corp., 13.00%, 12/15/2007 144A	CCC+	4,000,000	4,560,000
23,385,000
Wireless Telecommunications Services 6.4%
Alamosa Delaware, Inc., 13.625%, 08/15/2011	C	6,000,000	5,790,000
American Tower Corp., 9.375%, 02/01/2009	CCC	6,000,000	6,330,000
Centennial Cellular Corp., 10.125%, 06/15/2013 144A	CCC	6,000,000	6,270,000
Crown Castle International Corp., 0.00%, 05/15/2011 †(p)	CCC	6,000,000	6,180,000
metroPCS, Inc., 10.75%, 10/01/2011 144A	CCC+	6,000,000	5,970,000
Nextel Communications, Inc.:
6.875%, 10/31/2013	B+	2,815,000	2,867,781
7.375%, 08/01/2015 (p)	B+	6,000,000	6,270,000
Nextel Partners, Inc., 11.00%, 03/15/2010	CCC+	1,000,000	1,112,500
Rural Cellular Corp., 9.75%, 01/15/2010	CCC	6,000,000	5,400,000
Western Wireless Corp., 9.25%, 07/15/2013 144A	CCC	6,000,000	6,300,000
52,490,281
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES 0.7%
Multi-Utilities & Unregulated Power 0.7%
Reliant Resources, Inc.:
9.25%, 07/15/2010 144A (p)	B	$ 3,000,000	$ 2,700,000
9.50%, 07/15/2013 144A	B	3,000,000	2,685,000
5,385,000
Total Corporate Bonds			605,207,685
FOREIGN BONDS -- CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 21.8%
CONSUMER DISCRETIONARY 1.1%
Automobiles 0.6%
Gie Psa Tresorerie, 5.875%, 09/27/2011, EUR	A-	3,000,000	3,729,410
Renault SA, 6.125%, 06/26/2009, EUR	BBB	1,000,000	1,255,502
4,984,912
Internet & Catalog Retail 0.3%
Great University Stores, 6.375%, 07/16/2009, GBP	BBB+	1,500,000	2,619,225
Multi-line Retail 0.2%
Woolworths Group plc, 8.75%, 11/15/2006, GBP	Ba1	1,000,000	1,779,052
CONSUMER STAPLES 3.0%
Food & Staples Retailing 2.4%
Big Food Group, 9.75%, 06/30/2012, GBP	B+	500,000	856,031
Casino Guichard Perrachon SA:
5.25%, 04/28/2010, EUR	BBB	2,000,000	2,386,307
6.00%, 03/06/2008, EUR	BBB	2,000,000	2,480,120
J. Sainsbury plc, 5.625%, 07/11/2008, EUR	A-	4,000,000	4,892,667
Tesco plc:
4.75%, 04/13/2010, GBP	A+	4,000,000	4,748,928
7.50%, 07/30/2007, GBP	A+	2,100,000	3,801,362
19,165,415
Tobacco 0.6%
BAT International Finance plc, 4.875%, 02/25/2009, EUR	BBB+	2,000,000	2,338,356
Imperial Tobacco, 6.50%, 11/13/2008, GBP	BBB+	1,500,000	2,595,439
4,933,795
ENERGY 0.2%
Oil & Gas 0.2%
Transco plc, 7.00%, 12/15/2008, AUD	A	2,000,000	1,449,725
FINANCIALS 10.4%
Capital Markets 1.4%
Goldman Sachs Group, 5.125%, 04/24/2013, EUR	A+	5,250,000	6,239,674
Morgan Stanley, 4.375%, 03/01/2010, EUR	A+	4,250,000	4,944,087
11,183,761
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

FOREIGN BONDS -- CORPORATE continued
FINANCIALS continued
Commercial Banks 3.4%
Australia & New Zealand Banking Group, 5.00%, 05/12/2008, AUD	B	4,230,000	$ 2,867,868
Bsch Issuances Ltd., 5.125%, 07/06/2009, EUR	A-	4,500,000	5,423,528
Deutsche Bank AG, 5.125%, 01/31/2013, EUR	A+	2,000,000	2,371,794
Dexia Municipal Agency, 6.00%, 10/15/2007, AUD	AAA	2,000,000	1,415,963
European Investment Bank, 4.00%, 04/15/2009, SEK	AAA	5,000,000	623,332
Kreditanst Fur Wie, 3.50%, 07/15/2004, EUR	AAA	2,000,000	2,340,968
Realkredit Danmark:
6.00%, 10/01/2022, DKK	AAA	16,000,000	2,585,442
6.00%, 10/01/2029, DKK	AAA	16,000,000	2,540,456
6.00%, 10/01/2032, DKK	AAA	16,000,000	2,535,458
Unicredito Italiano SPA, 6.10%, 02/28/2012, EUR	A	4,000,000	5,106,068
27,810,877
Consumer Finance 2.4%
BMW U.S. Capital LLC:
4.625%, 02/20/2013, EUR	A1	1,500,000	1,728,862
5.125%, 01/28/2009, EUR	A1	2,000,000	2,433,330
National Grid Group Finance, 6.125%, 08/23/2011, EUR	A-	3,100,000	3,856,603
Swedish Export Credit Corp., 5.25%, 09/19/2007, AUD	AA+	4,000,000	2,773,824
Toyota Credit Canada, Inc., 4.75%, 12/30/2008, CAD	AAA	4,000,000	3,060,652
Volkswagen International Finance NV, 4.875%, 05/22/2013, EUR	A	5,000,000	5,732,687
19,585,958
Diversified Financial Services 0.2%
Principal Financial Global Funding LLC, 5.875%, 06/08/2009, GBP	AA	1,000,000	1,713,333
Insurance 0.6%
AIG Sunamerica, 5.50%, 03/07/2011, EUR	AAA	4,000,000	4,953,970
Thrifts & Mortgage Finance 2.4%
Abbey National, 4.625%, 02/11/2011, EUR	A+	4,000,000	4,699,236
Nykredit:
6.00%, 10/01/2022, DKK	AA-	30,212,312	4,872,573
6.00%, 10/01/2029, DKK	AA-	30,265,693	4,817,360
7.00%, 10/01/2032, DKK	AA-	30,162,475	4,975,254
19,364,423
INDUSTRIALS 2.5%
Building Products 0.5%
St. Gobain Nederland BV, 5.00%, 04/16/2010, EUR	A	3,700,000	4,386,100
Commercial Services & Supplies 0.5%
Agbar International, 6.00%, 11/12/2009, EUR	AA-	3,290,000	4,158,628
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

FOREIGN BONDS -- CORPORATE continued
INDUSTRIALS continued
Construction & Engineering 0.5%
ABB International Finance, Ltd:
3.50%, 12/29/2003, EUR	BB-	500,000	$ 581,251
5.375%, 06/30/2005, EUR	BB-	1,500,000	1,762,997
11.00%, 01/15/2004, EUR	BB-	1,000,000	1,323,598
3,667,846
Electrical Equipment 0.2%
Fimep SA, 11.00%, 02/15/2013, EUR	B+	1,250,000	1,712,549
Industrial Conglomerates 0.8%
Bombardier, Inc, 5.75%, 02/22/2008, EUR	BBB-	2,000,000	2,366,685
LVMH Moet-Hennessy, 6.125%, 06/25/2008, EUR	BBB+	1,500,000	1,880,380
Tyco International, Group, 5.50%, 11/19/2008, EUR	BBB+	2,000,000	2,343,232
6,590,297
INFORMATION TECHNOLOGY 0.5%
Electronic Equipment & Instruments 0.5%
Siemens Financieringsmaatsch, 5.75%, 07/04/2011, EUR	Aa3	3,000,000	3,763,371
MATERIALS 0.4%
Chemicals 0.2%
Bayer AG, 6.00%, 04/10/2012, EUR	A+	1,500,000	1,862,789
Containers & Packaging 0.2%
JSG Funding plc, 10.125%, 10/01/2012, EUR	B	1,150,000	1,461,519
TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.5%
Deutsche Telekom AG, 7.125%, 06/15/2005, GBP	BBB+	1,000,000	1,752,574
Deutsche Telekom Intl Fin BV, 5.25%, 09/24/2004, EUR	BBB+	1,000,000	1,186,594
France Telecom, 7.25%, 01/28/2013, EUR	BBB	4,250,000	5,693,879
Sogerim SA, 7.00%, 04/20/2011, EUR	BBB+	3,000,000	3,947,281
12,580,328
UTILITIES 2.2%
Electric Utilities 1.6%
Electricidade De Portugal, 6.40%, 10/29/2009, EUR	A	2,000,000	2,570,566
Endesa BV, 5.375%, 02/21/2013, EUR	A	4,500,000	5,410,727
RWE Finance BV:
5.375%, 04/18/2008, EUR	A+	2,000,000	2,453,532
6.125%, 10/26/2012, EUR	A+	2,000,000	2,549,551
12,984,376
Water Utilities 0.6%
Veolia Environnement, 4.875%, 05/28/2013, EUR	NA	4,250,000	4,838,242
Total Foreign Bonds -- Corporate			177,550,491
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

FOREIGN BONDS -- GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 8.0%
Australia:
4.00%, 08/20/2010, AUD	AAA	15,500,000	$ 15,011,246
4.00%, 08/20/2015, AUD	AAA	5,600,000	5,339,132
Canada:
4.40%, 03/15/2008, CAD	AAA	5,000,000	3,835,898
4.50%, 04/17/2008, CAD	AA	4,000,000	3,057,923
Hungary:
7.00%, 08/12/2005, HUF	A	1,200,000,000	5,115,101
8.50%, 11/24/2003, HUF	A	800,000,000	3,559,991
New Zealand, 6.50%, 04/15/2013, NZD	AAA	16,850,000	10,542,104
Poland, 6.00%, 11/24/2010, PLN	A	16,500,000	3,868,147
South Africa, 7.00%, 04/10/2008, EUR	BBB	2,250,000	2,867,330
Sweden, 5.00%, 01/28/2009, SEK	AAA	90,000,000	11,823,656
Total Foreign Bonds -- Government			65,020,528
MORTGAGE-BACKED SECURITIES 29.8%
FHLMC:
3.61%, 07/01/2027	AAA	$2,074,091	2,144,767
3.875%, 12/01/2022	AAA	107,253	108,207
4.02%, 10/01/2024	AAA	157,915	161,449
4.32%, 09/01/2032 ##	AAA	5,046,591	5,236,682
4.36%, 03/01/2018	AAA	632,042	642,249
4.375%, 12/01/2018	AAA	116,035	119,243
4.42%, 10/01/2017	AAA	29,368	29,807
4.49%, 08/01/2017	AAA	72,019	73,228
4.50%, 05/01/2019	AAA	33,778	34,247
4.77%, 10/01/2022	AAA	475,130	484,837
4.84%, 12/01/2026	AAA	338,481	342,742
4.93%, 08/01/2029	AAA	2,362,942	2,437,693
5.00%, 05/01/2025-07/01/2030	AAA	646,727	666,781
5.18%, 01/01/2030	AAA	398,174	412,949
5.19%, 06/01/2032	AAA	1,980,928	2,072,850
5.72%, 06/01/2018	AAA	619,730	653,623
5.73%, 03/01/2032	AAA	945,802	979,195
5.75%, 09/15/2010	AAA	3,750,000	4,748,188
5.76%, 06/01/2028	AAA	404,920	408,245
6.88%, 01/01/2027	AAA	695,598	713,096
7.11%, 06/01/2035	AAA	578,247	592,022
8.50%, 03/01/2030	AAA	428,117	468,824
FNMA:
1.72%, 04/25/2031	AAA	1,602,064	1,610,377
2.45%, 06/01/2033	AAA	4,437,759	4,612,024
2.53%, 04/01/2028	AAA	3,878,830	3,971,191
2.74%, 06/01/2040	AAA	3,381,152	3,433,007
3.20%, 12/01/2017	AAA	3,284,474	3,340,867
3.44%, 04/01/2025	AAA	1,141,230	1,152,229
3.77%, 05/01/2032	AAA	1,270,966	1,292,246
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES continued
FNMA continued
3.84%, 06/01/2029	AAA	$ 716,080	$ 738,071
3.89%, 04/01/2019	AAA	3,061,993	3,094,391
3.90%, 12/01/2032	AAA	5,687,807	5,901,733
3.91%, 01/01/2032	AAA	4,472,510	4,716,623
4.06%, 05/01/2036	AAA	3,173,789	3,235,560
4.13%, 03/01/2029	AAA	426,554	432,577
4.21%, 03/01/2035 (h)	AAA	15,578,479	15,904,653
4.28%, 03/01/2038	AAA	4,110,434	4,247,885
4.38%, 10/01/2032	AAA	651,917	665,467
4.46%, 02/01/2033	AAA	814,243	828,277
4.47%, 04/01/2028	AAA	284,228	288,280
4.50%, 10/01/2032	AAA	2,721,868	2,807,843
4.53%, 05/01/2025	AAA	315,046	316,774
4.56%, 10/01/2028	AAA	258,299	262,016
4.65%, 11/01/2023	AAA	486,357	497,287
4.77%, 04/01/2030-07/01/2033	AAA	15,786,084	16,323,012
4.83%, 02/01/2033	AAA	2,601,144	2,655,516
4.87%, 06/01/2033	AAA	5,732,735	5,881,410
4.90%, 06/01/2033 (h)	AAA	11,159,644	11,567,668
4.99%, 03/01/2023-12/01/2023	AAA	1,579,812	1,628,804
5.02%, 12/01/2034 (h)	AAA	4,910,698	5,051,881
5.11%, 12/01/2022	AAA	71,260	72,004
5.17%, 05/01/2033	AAA	2,099,628	2,140,380
5.22%, 01/01/2034 (h)	AAA	2,535,147	2,612,786
5.36%, 04/01/2033 (h)	AAA	15,002,029	15,677,121
5.50%, 12/01/2016	AAA	47,032	48,015
5.53%, 12/01/2023	AAA	1,219,268	1,234,925
5.55%, 09/01/2024	AAA	45,872	47,021
5.625%, 01/01/2017	AAA	146,493	149,983
5.67%, 02/01/2031	AAA	3,159,592	3,227,326
5.78%, 03/01/2032	AAA	554,695	575,444
6.00%, 05/01/2021-04/01/2033	AAA	5,956,449	6,119,796
6.18%, 02/01/2032	AAA	551,461	570,647
6.24%, 04/01/2025	AAA	951,798	975,220
6.25%, 04/01/2021	AAA	33,251	34,491
6.31%, 02/01/2008 (h)	AAA	1,070,625	1,173,672
6.41%, 01/01/2033	AAA	4,429,264	4,598,491
6.46%, 06/01/2031	AAA	797,148	817,323
6.50%, 11/01/2032 (h)	AAA	5,708,121	5,963,203
6.64%, 11/01/2024	AAA	1,161,366	1,184,423
7.00%, 07/01/2032-09/01/2032 (h)	AAA	18,581,154	19,754,090
7.50%, 07/01/2032 (h)	AAA	2,023,161	2,178,691
8.00%, 06/01/2030	AAA	1,018,213	1,108,769
GNMA:
1.625%, 09/16/2027	AAA	8,403,459	8,452,323
1.67%, 09/16/2024	AAA	2,433,136	2,439,106
4.00%, 09/20/2030-10/20/2031	AAA	10,607,318	10,658,655
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES continued
GNMA continued
4.25%, 02/20/2029	AAA	$ 4,363,396	$ 4,397,085
4.375%, 01/20/2027-03/20/2028	AAA	1,663,379	1,682,276
4.50%, 10/20/2030-02/20/2031	AAA	3,817,140	3,863,878
5.00%, 11/20/2030	AAA	1,404,511	1,428,624
6.50%, 06/15/2028	AAA	346,678	363,486
9.50%, 12/15/2009-04/15/2011 (h)	AAA	8,037,624	9,209,358
Total Mortgage-Backed Securities			242,747,205
U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.9%
FHLB, 2.04%, 08/28/2013	AAA	7,000,000	6,998,600
YANKEE OBLIGATIONS -- CORPORATE 4.5%
CONSUMER DISCRETIONARY 0.9%
Media 0.9%
IMAX Corp., 7.875%, 12/01/2005	CCC+	2,400,000	2,436,000
Vivendi Universal SA, 9.25%, 04/15/2010 144A	BB	4,000,000	4,670,000
7,106,000
CONSUMER STAPLES 0.1%
Food Products 0.1%
Nestle Holdings UK plc, 5.00%, 12/08/2003	AAA	737,000	739,837
ENERGY 0.7%
Oil & Gas 0.7%
Chesapeake Energy Corp., 9.00%, 08/15/2012	BB-	4,000,000	4,580,000
Shell Finance UK plc, 5.00%, 11/19/2003	Aaa	1,220,000	1,222,013
5,802,013
FINANCIALS 0.9%
Capital Markets 0.1%
LB Baden Wurttemberg Capital Markets, 5.25%, 01/12/2004	AAA	915,000	921,908
Commercial Banks 0.4%
Bank Nederlandse Gemeenten:
6.50%, 11/18/2003	AAA	198,000	198,465
7.125%, 01/27/2004	AAA	415,000	420,603
Caisse Amort Dette Sociale, 5.125%, 01/22/2004	AAA	325,000	327,730
Dexia Municipal Agency, 5.50%, 01/23/2004	AAA	497,000	501,647
DSL Bank, 5.125%, 01/20/2004	Aaa	689,000	694,615
Rabobank Nederland, 7.125%, 12/15/2003	AAA	960,000	966,480
3,109,540
Diversified Financial Services 0.1%
Dresdner Finance BV, 5.50%, 01/22/2004	A	1,192,000	1,202,490
Insurance 0.3%
SunAmerica Institutional Funding:
5.375%, 11/17/2003	AAA	360,000	360,558
5.375%, 12/07/2009	AAA	1,000,000	1,689,421
2,049,979
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

	Credit Rating (v)	Principal Amount	Value

YANKEE OBLIGATIONS -- CORPORATE continued
INDUSTRIALS 0.8%
Containers & Packaging 0.8%
Crown European Holdings SA, 10.875%, 03/01/2013 (p)	B	$ 6,000,000	$ 6,870,000
MATERIALS 0.7%
Paper & Forest Products 0.7%
Ainsworth Lumber, Ltd., 12.50%, 07/15/2007	B-	2,000,000	2,305,000
Tembec Industries, Inc., 8.50%, 02/01/2011	BB	4,020,000	3,899,400
6,204,400
TELECOMMUNICATION SERVICES 0.4%
Diversified Telecommunication Services 0.4%
British Telecom plc, 2.435%, 12/15/2003	A-	3,000,000	3,003,624
Total Yankee Obligations -- Corporate			37,009,791
YANKEE OBLIGATIONS -- GOVERNMENT 0.2%
Belgium, 5.50%, 11/05/2003	AA+	1,130,000	1,130,226
Italy, 5.00%, 11/20/2003	AA	639,000	640,086
Total Yankee Obligations -- Government			1,770,312

		Shares	Value

SHORT-TERM INVESTMENTS 5.7%
MUTUAL FUND SHARES 5.7%
Evergreen Institutional Money Market Fund (o)		12,405,731	12,405,731
Navigator Prime Portfolio (pp)		34,342,810	34,342,810
Total Short-Term Investments			46,748,541
Total Investments (cost $1,215,134,088) 151.1%			1,231,568,947
Other Assets and Liabilities (51.1%)			(416,621,334)
Net Assets 100.0%			$ 814,947,613

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the rate at the current period end.
(h)	Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
#	When-issued security
##	All or a portion of this security has been segregated for when-issued securities.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2003

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Kroner
EUR	Euro
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	Pound Sterling
GNMA	Government National Mortgage Association
HUF	Hungarian Franc
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona

The following table shows the percent of total investments by geographic location as of October 31, 2003:

United States	78.5%
United Kingdom	3.1%
France	3.1%
Netherlands	2.3%
Canada	1.9%
Australia	1.9%
Denmark	1.8%
Sweden	1.2%
Cayman Island	1.1%
Luxembourg	1.1%
New Zealand	0.9%
Hungary	0.7%
Germany	0.7%
Italy	0.5%
Poland	0.3%
Netherland Antilles	0.3%
South Africa	0.2%
Portugal	0.2%
Ireland	0.1%
Belgium	0.1%
100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

Assets
Identified cost of securities	$ 1,215,134,088
Net unrealized gains on securities	16,434,859

Market value of securities	1,231,568,947
Foreign currency, at value (cost $3,514,071)	3,488,863
Principal paydown receivable	591,683
Interest receivable	23,434,454
Receivable for closed forward foreign currency exchange contracts	1,588,166
Unrealized gains on forward foreign currency exchange contracts	723,540
Receivable for securities lending income	318

Total assets	1,261,395,971

Liabilities
Dividends payable	5,502,476
Payable for securities purchased	4,213,000
Payable for securities on loan	34,342,810
Payable for closed forward foreign currency exchange contracts	1,286,748
Payable for offering costs	673,433
Advisory fee payable	55,021
Due to related parties	5,002
Accrued expenses and other liabilities	271,836

Total liabilities	46,350,326

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 16,000 shares, including dividends payable of $98,032	400,098,032

Net assets applicable to common shareholders	$ 814,947,613

Net assets applicable to common shareholders represented by
Paid-in capital	$ 797,140,640
Undistributed net investment income	2,581,691
Accumulated net realized losses on securities and foreign currency related transactions	(2,043,037)
Net unrealized gains on securities and foreign currency related transactions	17,268,319

Net assets applicable to common shareholders	$ 814,947,613

Net asset value per share applicable to common shareholders
($814,947,613 divided by 42,055,000 common shares issued and outstanding)	$ 19.38

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2003 (a)

Investment income
Interest (net of foreign withholding taxes of $48,048)	$ 17,800,359

Expenses
Advisory fee	1,931,832
Administrative services fee	175,621
Transfer agent fees	27,700
Trustees' fees and expenses	31,667
Printing and postage expenses	80,001
Custodian fees	121,906
Professional fees	52,680
Auction agent fees	203,363
Other	30,500

Total expenses	2,655,270
Less: Expense reductions	(2,133)

Net expenses	2,653,137

Net investment income	15,147,222

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	4,629,379
Foreign currency related transactions	(1,893,969)

Net realized gains on securities and foreign currency related transactions	2,735,410
Net change in unrealized gains or losses on securities and foreign currency related transactions	17,268,319

Net realized and unrealized gains or losses on securities and foreign currency related transactions	20,003,729

Dividends to preferred shareholders from net investment income	(836,549)

Net increase in net assets applicable to common shareholders resulting from operations	$ 34,314,402

(a) For the period from June 25, 2003 (commencement of operations), to October 31, 2003.
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2003 (a)

Operations
Net investment income	$ 15,147,222
Net realized gains on securities and foreign currency related transactions	2,735,410
Net change in unrealized gains or losses on securities and foreign currency related transactions	17,268,319
Dividends to preferred shareholders from net investment income	(836,549)

Net increase in net assets applicable to common shareholders resulting from operations	34,314,402

Distributions to common shareholders from net investment income	(16,507,429)

Capital share transactions
Net proceeds from the issuance of common shares	744,900,000
Net proceeds from underwriters' over-allotment option exercised	58,133,000
Common share offering expenses charged to paid-in capital	(1,560,000)
Preferred share offering expenses charged to paid-in capital	(4,432,360)

Net increase in net assets resulting from capital share transactions	797,040,640

Total increase in net assets applicable to common shareholders	814,847,613
Net assets applicable to common shareholders
Beginning of period	100,000

End of period	$ 814,947,613

Undistributed net investment income	$ 2,581,691

(a) For the period from June 25, 2003 (commencement of operations), to October 31, 2003.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Evergreen Managed Income Fund (the "Fund") was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on June 25, 2003. The Fund's investment objective is to seek a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS continued

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

g. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

h. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales.

NOTES TO FINANCIAL STATEMENTS continued

i. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

j. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and amortization of bond premium.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.55% of the Fund's average daily net assets applicable to common shareholders if only common shares are outstanding. The advisory fee increases to 0.82% of the Fund's average daily net assets applicable to common shareholders once preferred shares are issued. The Fund issued preferred shares on August 29, 2003.

First International Advisors, Ltd. ("FIA"), an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Subject to the supervision of EIMC, FIA manages the foreign debt securities portion of the Fund's portfolio in accordance with the Fund's investment objective and policies.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund's average daily total assets.

NOTES TO FINANCIAL STATEMENTS continued

3. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the period from June 25, 2003 (commencement of operations), to October 31, 2003 the Fund issued 42,055,000 common shares.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the period ended October 31, 2003:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 335,143,411	$ 928,577,328	$ 3,047,858	$ 58,014,224

At October 31, 2003, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange		U.S. Value at	In Exchange	Unrealized
Date	Contracts to Receive	October 31, 2003	for U.S. $	Gain

12/22/2003	3,379,000,000 JPY	$ 30,740,794	$ 30,017,254	$ 723,540

During the period ended October 31, 2003, the Fund loaned securities to certain brokers. At October 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $33,656,447 and $34,342,810, respectively. During the period ended October 31, 2003, the Fund earned $318 in income from securities lending which is included in interest income on the Statement of Operations.

On October 31, 2003, the aggregate cost of securities for federal income tax purposes was $1,216,411,968. The gross unrealized appreciation and depreciation on securities based on tax cost was $21,634,782 and $6,477,803, respectively, with a net unrealized appreciation of $15,156,979.

As of October 31, 2003, the Fund had $655,237 in capital loss carryovers for federal income tax purposes expiring in 2011.

NOTES TO FINANCIAL STATEMENTS continued

5. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Unrealized	Capital Loss
Income	Appreciation	Carryover

$ 3,305,231	$ 15,156,979	$ 655,237

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, amortization of bond premium and foreign currency gain/loss.

The tax character of distributions paid for the year ended October 31, 2003 was $17,343,978 of ordinary income.

6. AUCTION MARKET PREFERRED SHARES

The Fund has issued 16,000 Auction Market Preferred Shares ("Preferred Shares") consisting of five series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate which is reset based on the result of an auction. The annualized dividend rate was 1.21% during the period ended October 31, 2003. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund's common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees.

NOTES TO FINANCIAL STATEMENTS continued

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund's custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

10. SUBSEQUENT DISTRIBUTIONS

On October 20, 2003, the Fund declared distributions from net investment income of $0.13084 per share, payable on December 1, 2003 to shareholders of record on November 17, 2003. On November 20, 2003, the Fund declared distributions from net investment income of $0.13084 per share, payable on January, 2, 2004 to shareholders of record on December 15, 2003. These distributions are not reflected in the accompanying financial statements.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Managed Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Managed Income Fund, as of October 31, 2003, and the related statement of operations and statements of changes in net assets and the financial highlights for the period from June 25, 2003 (commencement of operations) to October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Managed Income Fund as of October 31, 2003, and the results of its operations, changes in its net assets and financial highlights for each of the periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 5, 2003

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan ("the Plan"). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

[1] The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three year term concurrent with the class from which the Trustee is elected. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 101 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $240 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2003

Visit us online at EvergreenInvestments.com

Transfer Agent, Registrar, Shareholder Servicing Agent &
Dividend Disbursing Agent
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800.730.6001

Common Stock listed on American Stock Exchange, Symbol ERC.

568263   12/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Item 2 - Code of Ethics
(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert
Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 - Principal Accountant Fees and Services
Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

Items 5 - Audit Committee of Listed Registrants
If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the "Advisor"). The proxy voting policies and procedures of the Advisor are included as an exhibit hereto.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Managed Income Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: December 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: December 31, 2003

By: ________________________
Carol A. Kosel
Principal Financial Officer
Date: December 31, 2003

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC – June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee), which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I. The Board of Directors

II. Proxy Contests

III. Auditors

IV. Proxy Contest Defenses

V. Tender Offer Defenses

VI. Miscellaneous Governance Provisions

VII. Capital Structure

VIII. Executive and Director Compensation

IX. State of Incorporation

X. Mergers and Corporate Restructurings

XI. Mutual Fund Proxies

XII. Social and Environmental Issues

I. The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse
  Implement or renew a dead-hand or modified dead-hand poison pill
  Ignore a shareholder proposal that is approved by a majority of the shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  Have failed to act on takeover offers where the majority of the shareholders have tendered their shares
  Are inside directors and sit on the audit, compensation, or nominating committees
  Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III. Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

IV. Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI. Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII. Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control – Will the transaction result in a change in control of the company? Bankruptcy – Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

  Adverse governance changes
  Excessive increases in authorized capital stock
  Unfair method of distribution
  Diminution of voting rights
  Adverse conversion features
  Negative impact on stock option plans
  Other alternatives such as spinoff

VIII. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

  Amendments that Place a Cap on Annual Grants or Amend Administrative Features

  Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

  Amendments to Added Performance-Based Goals

  Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

  Approval of Cash or Cash-and-Stock Bonus Plans

  Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI. Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent
  Ignore a shareholder proposal that is approved by a majority of shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  Are interested directors and sit on the audit or nominating committee
  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

  Establish Director Ownership Requirement

  Vote against the establishment of a director ownership requirement.

  Reimburse Shareholder for Expenses Incurred

  Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

  Terminate the Investment Advisor

  Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII. Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.